SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:



[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule
        14a-6(e)(2))
[ X]  Definitive Proxy Statement

[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                                       Hibernia Funds
--------------------------------------------------------------------------------
                      (Name of Registrant as Specified In Its Charter)
                                 Federated Services Company
--------------------------------------------------------------------------------
        (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]   No fee required.
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

     2. Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:

[   ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
            ____________________________________________________________

      2)    Form, Schedule or Registration Statement No.:
            ____________________________________________________________

      3)    Filing Party:
            ____________________________________________________________

      4)    Date Filed:
            ____________________________________________________________


                                      PROXY STATEMENT


                                       HIBERNIA FUNDS
                             Hibernia Capital Appreciation Fund
                          Hibernia Louisiana Municipal Income Fund
                                Hibernia Mid Cap Equity Fund
                              Hibernia Total Return Bond Fund
                            Hibernia U.S. Government Income Fund
                                 Hibernia Cash Reserve Fund
                          Hibernia U.S. Treasury Money Market Fund


                         NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD MARCH 7, 2003

     A Special Meeting of the shareholders of Hibernia Capital Appreciation Fund, Hibernia Louisiana Municipal Income Fund, Hibernia Mid Cap Equity Fund, Hibernia Total Return Bond Fund, Hibernia U.S. Government Income Fund, Hibernia Cash Reserve Fund, and Hibernia U.S. Treasury Money Market Fund (the "Funds"), portfolios of the Hibernia Funds (the "Trust"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, at 2:00 p.m. (Eastern time), on March 7, 2003, to elect three Trustees and to transact such other business as may properly come before the meeting or any adjournment thereof.


     The Board of Trustees has fixed December 30, 2002 as the record date for determination of shareholders entitled to vote at the meeting.

                                              By Order of the Board of Trustees,



                                                Timothy S. Johnson
                                                Secretary


January 3, 2003



--------------------------------------------------------------------------------
YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------


                                     TABLE OF CONTENTS



About the Proxy Solicitation and the Meeting.....................1

PROPOSAL: ELECTION OF THREE TRUSTEES.............................2

About the Election of Trustees...................................2

INFORMATION ABOUT THE TRUST......................................6

Proxies, Quorum and Voting at the Meeting........................6

Share Ownership..................................................6

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY.....8




8


                                      PROXY STATEMENT


                                       HIBERNIA FUNDS
                                    5800 Corporate Drive
                                 Pittsburgh, PA 15237-7010


About the Proxy Solicitation and the Meeting

     The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees"). The proxies will be voted at the special meeting of shareholders of the Funds which are portfolios of the Trust, to be held on March 7, 2003, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Meeting").

     The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Trust. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Trust may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.


     The purpose of the Meeting is set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy cards are expected to be mailed on or about January 13, 2003, to shareholders of record at the close of business on December 30, 2002 (the "Record Date"). On the Record Date, the Funds had outstanding shares of
beneficial  interest  as  follows:   Hibernia  Capital   Appreciation  Fund  had
12,940,674 Class A Shares and 727,246 Class B Shares; Hibernia Louisiana Municipal Income Fund had 7,528,977 Class A Shares and 311,596 Class B Shares; Hibernia Mid Cap Equity Fund had 3,989,029 Class A Shares and 302,662 Class B Shares; Hibernia Total Return Bond Fund had 4,720,463 Shares; Hibernia U.S. Government Income Fund had 8,296,848 Shares; Hibernia Cash Reserve Fund had 204,907,762 Class A Shares and 771, 317 Class B Shares; and Hibernia U.S. Treasury Money Market Fund had 179,408,015 Shares.


     The Funds' annual report, which include audited financial statements for the fiscal year ended August 31, 2002, was previously mailed to shareholders. The Fund will furnish the Annual Report without charge upon either written or telephonic request. The Trust's principal executive offices are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010. The Trust's toll-free telephone number is 1-800-999-0124.



                            PROPOSAL: ELECTION OF THREE TRUSTEES

     The persons named as proxies intend to vote in favor of the election of Ernest E. Howard III, Teri G. Fontenot and Joe N. Averett, Jr. (collectively, the "Nominees") as Trustees of the Trust. Ms. Fontenot is presently serving as a Trustee of the Trust. Ms. Fontenot was appointed to the Board on March 13, 2001 and presently serves as a Trustee of the Trust. Mr. Averett is presently serving as a Trustee of the Trust. Mr. Averett was appointed to the Board on May 21, 2001 and presently serves as a Trustee of the Trust. If elected by shareholders, Mr. Howard is expected to assume his responsibilities as Trustee effective March 10, 2003. Please see "About the Election of Trustees" below for current information about the Nominees.

     The Nominees have consented to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and the election and qualification of their successors. Election of a Trustee is by a plurality vote, which means that the individuals receiving the greatest number of votes at the Meeting will be deemed to be elected.

     If a Nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Meeting. Any such substitute candidate for election as a Trustee who is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Trustee who is not an "interested person" shall be made by a majority of the Trustees who are not "interested persons" of the Trust. The Board has no reason to believe that any Nominee will become unavailable for election as a Trustee.

                           THE BOARD OF TRUSTEES RECOMMENDS THAT
                  SHAREHOLDERS VOTE TO ELECT AS TRUSTEES THE NOMINEES FOR
                       ELECTION TO THE BOARD OF TRUSTEES OF THE TRUST

About the Election of Trustees

     When elected, the Trustees will hold office during the lifetime of the Trust except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; (d) each Trustee shall retire in accordance with the retirement policy adopted by the Board; and (e) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

     Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). The Hibernia Fund Complex is currently comprised of seven portfolios. Unless otherwise noted, each Board member oversees all portfolios in the Hibernia Fund Complex.

     Table 1, set forth below, provides a listing of each (i) Trustee standing for election, (ii) Nominee standing for election who is not presently serving as a Trustee, (iii) Trustee and (iv) Officer, along with their addresses, birth dates, present positions with the Trust, if applicable, and length of term in office, principal occupations during the past five years, other directorships held by Trustee or Nominee for Trustee, and aggregate compensation from the Trust.

     Table 2, set forth below, states the dollar range of equity securities owned by the Trustees or Nominee for Trustee standing for election.

     Table 3, set forth below, states each Trustee or Nominee for Trustee standing for election's information for each class of securities owned beneficially or of record in (1) an investment adviser, principal underwriter, or sponsoring insurance company of the Funds, or (2) A person directly or indirectly controlling, controlled by, or under common control with an investment adviser, principal underwriter, or sponsoring insurance company of the Funds.

Table 1

                              UNINTERESTED PERSONS

-------------------------------------------------------------------------------
 Name, Address, Date  Position(s)     Principal Occupations         Aggregate
   of Birth, Date     Held            for Past Five Years,         Compensation
    Service Began     with          Other Directorships Held       From Trust
                        Fund         and Previous Positions
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Teri G. Fontenot      Trustee  Principal Occupation: President       $18,000
18933 E. Pinnacle     standing and Chief Executive Officer of
Circle                for      Woman's Hospital, Certified Public
Baton Rouge, LA 70810 election Accountant, MBA.
Birth Date: June 16,
1953                           Other Directorships Held:
Began Serving June             Immediate Past Chair of Greater
2001                           Baton Rouge Chamber of Commerce,
                               Chair of Louisiana Hospital
                               Association, Federal Reserve Bank
                               of Atlanta-New Orleans Branch
                               Board, Alliance Bank Board,
                               Committee of 100, Chair-Elect
                               Hospital Billing and Collection
                               Services, Inc.; Board, Louisiana
                               Perinatal Commission; LA Research
                               and Technology Foundation Board;
                               National Institute of
                               Health-Advisory Council of
                               Women's' Health Research.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Joe N. Averett, Jr.   Trustee  Principal Occupations: President      $18,000
11000 Seville         standing of Crystal Gas Storage, Inc., a
Quarters              for      wholly owned subsidiary of El Paso
Shreveport, LA        election (NYSE:EPG).
Birth Date: February
4, 1943
Began Serving June
2001
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Ernest E. Howard III  Nominee  Principal Occupation: Retired           $0
P.O. Box 55748        standing President and Chief Executive
Metairie, LA 70055    for      Officer of FM Properties, (NASDAQ:
Birth Date: March     election FMPO).
26, 1943
                               Other Directorships Held:
                               Current/Former member of Board of
                               Trustees of Paragon Portfolio,
                               Board of Trustees of St. Martin's
                               Episcopal School, Board of
                               Directors of Preservation Resource
                               Center of New Orleans, Advisory
                               Council of the Tulane/Xavier
                               Center of Bioenvironmental
                               Research, The Business School
                               Council of the A.B. Freeman School
                               of Business at Tulane University,
                               Board of Directors of the
                               University of Mississippi Alumni
                               Association and the Business
                               Advisory Council of the University
                               of Mississippi, and the Finance
                               Committee and the Administrative
                               Board of Munholland United
                               Methodist Church.
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Arthur Rhew Dooley,   Trustee  Principal Occupation: Registered    $18,000
Jr.                            Professional Engineer; Chairman
2575 Ashley Street             and CEO, Dooley Tackaberry, Inc.
Beaumont, TX 77536             (distributors and fabricators of
Birth Date: December           fire protection and safety
17, 1942                       equipment), 1967 to Present.
Began Serving July
1999                           Other Directorships Held: Chairman
                               and CEO, dba Entire Business
                               Technology Center, 1983 to 1999;
                               Director, Loop Cold Storage
                               Company.

                               Previous Positions: Director,
                               UTM.D. Anderson Cancer Center
                               Board of Visitors; Director, Texas
                               Energy Museum; Member, World
                               Presidents Organization (former
                               YPO Members); Member, Society of
                               Fire Protection Engineers.
-------------------------------------------------------------------------------

Table 1 Cont.
                                     INTERESTED PERSONS

-------------------------------------------------------------------------------
Name, Address & Date  Position(s)Principal Occupation(s) During
      of Birth        Held      Past 5 Years Other Directorships
                      with                    Held
                        Fund         and Previous Positions
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Edward C. Gonzales*   Trustee  Principal Occupation: President,        $0
1001 Liberty Avenue            Executive Vice President and
Pittsburgh, PA                 Treasurer of some of the Funds in
Birth Date: October            the Federated Investors Fund
22, 1930                       Complex; Vice Chairman, Federated
                               Investors, Inc.; Trustee,
                               Federated Administrative Services.

                               Previous Position: Trustee or
                               Director of some of the Funds in
                               the Federated Fund Complex; CEO
                               and Chairman, Federated
                               Administrative Services.
-------------------------------------------------------------------------------
Peter J. Germain*     PresidentPrincipal Occupations:  Senior          $0
1001 Liberty Avenue   and      Vice President of Federated
Pittsburgh, PA        AssistantServices Company.
Birth Date:           Secretary
September 3, 1959              Previous Position:  Senior
                               Corporate Counsel, Federated
                               Investors, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Richard J. Thomas*    TreasurerPrincipal Occupation: Treasurer of      $0
1001 Liberty Avenue            the Federated Investors Fund
Pittsburgh, PA                 Complex; Senior Vice President,
Birth Date: June 17,           Federated Administrative Services.
1954
                               Previous Positions: Vice
                               President, Federated
                               Administrative Services; held
                               various management positions
                               within Funds Financial Services
                               Division of Federated Investors,
                               Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Timothy S. Johnson**  SecretaryPrincipal Occupation: Of Counsel,       $0
1001 Liberty Avenue            Reed Smith LLP.
Pittsburgh, PA
Birth Date: July 31,           Previous Occupation: Vice
1961                           President and Corporate Counsel,
                               Federated Services Company.
-------------------------------------------------------------------------------


*Mr. Gonzales, Mr. Germain and Mr. Thomas are deemed interested persons due to the positions that they hold with Federated Investors, Inc., the parent company for the Funds' distributor.

**Mr.Johnson is deemed an interested person due to his former position as Assistant Secretary of the Funds' distributor.


Table 2


------------------------------------------------
     Name of Trustee /        Dollar Range of
    Nominee standing for     Equity Securities
          election              in the Funds
------------------------------------------------
------------------------------------------------
Teri G. Fontenot              $10,000-$50,000
------------------------------------------------
------------------------------------------------
Joe N. Averett, Jr.           $50,001-$100,000
------------------------------------------------
------------------------------------------------
Ernest E. Howard III           $00.00-$00.00
------------------------------------------------


Table 3

--------------------------------------------------------------------------------
  Name of Trustee/ Nominee     Name of Owners   Company  Title   Value   Percent
   standing for election     and relationships             of   of       of
                                     to                  Class  SecuritieClass
                              Trustee/Nominee
                                standing for
                                  election
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Teri G. Fontenot                   -None-         N/A     N/A     N/A     N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Joe N. Averett, Jr.                -None-         N/A     N/A     N/A     N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Ernest E. Howard III               -None-         N/A     N/A     N/A     N/A
--------------------------------------------------------------------------------



COMMITTEES of the board
Board     Committee        Committee Functions                       Meetings
                                                                        Held
                                                                     During
                                                                       Last
                                                                     Fiscal
Committee Members                                                      Year
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Executive Edward C.        In between meetings of the full Board,       None
          Gonzales         the Executive Committee generally may
                           exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive
                           Committee shall deem to be in the best
                           interests of the Trust.  However, the
                           Executive Committee cannot elect or
                           remove Board members, increase or
                           decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.

Audit     Joe N.           The Audit Committee reviews and              Two
          Averett, Jr.     recommends to the full Board the
          ---------------  independent auditors to be selected to
          Arthur Rhew      audit the Funds' financial statements;
          Dooley, Jr.      meet with the independent auditors
          Teri G.          periodically to review the results of the
          Fontenot         audits and report the results to the full
                           Board; evaluate the independence of the
                           auditors, review legal and regulatory
                           matters that may have a material effect
                           on the financial statements, related
                           compliance policies and programs, and the
                           related reports received from regulators;
                           review the Funds' internal audit
                           function; review compliance with the
                           Funds' code of conduct/ethics; review
                           valuation issues; monitor inter-fund
                           lending transactions; review custody
                           services and issues and investigate any
                           matters brought to the Committee's
                           attention that are within the scope of
                           its duties.
--------------------------------------------------------------------------------



                                INFORMATION ABOUT THE TRUST


Proxies, Quorum and Voting at the Meeting

     Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each share of each Fund is entitled to one vote with respect to matters impacting that Fund or the Trust generally. Fractional shares are entitled to proportionate shares of one vote. Under both the 1940 Act and the Trust's Declaration of Trust, the favorable vote of a "majority of the outstanding voting shares" of the Funds means: (a) the holders of 67% or more of the outstanding voting securities present at the Meeting, if the holders of 50% or more of the outstanding voting securities of the Funds are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less. Election of Trustees shall be decided by a plurality of the votes cast.


     Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

     In order to hold the Meeting, a "quorum" of shareholders must be present. Holders of more than fifty percent of the total number of outstanding shares of the Trust entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

     For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal.

     If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a plurality of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote.

Share Ownership

Officers and Trustees of the Trust own less than 1% of the Funds' outstanding shares.

     At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the
Funds:


Hibernia Capital Appreciation Fund  (Class A Shares)


     HIBILA, Marshall & Ilsley Trust Co., Milwaukee, Wisconsin, owned approximately 5,578,903 Class A Shares (43.11%); HIBSPEC, Marshall & Ilsley Trust Co., Milwaukee, Wisconsin, owned approximately 2,478,124 Class A Shares (19.15%); HIBFUND, Marshall & Ilsley Trust Co., Milwaukee, Wisconsin, owned approximately 2,001,353 Class A Shares (15.47%); and Hibernia National Bank, RPO Retirement Security Plan of Hibernia, New Orleans, Louisiana, owned approximately 1,684,554 Class A Shares (13.02%).



Hibernia Capital Appreciation Fund  (Class B Shares)


     There were no shareholders of record who owned 5% or more of the Fund's Class B Shares.


Hibernia Louisiana Municipal Income Fund  (Class A Shares)


     HIBILA, Marshall & Ilsley Trust Co., Milwaukee, Wisconsin, owned approximately 2,977,439 Class A Shares (39.55%); HIBSPEC, Marshall & Ilsley Trust Co., Milwaukee, Wisconsin, owned approximately 623,912 Class A Shares (8.29%); and HIBFUND, Marshall & Ilsley Trust Co., Milwaukee, Wisconsin, owned approximately 703,503 Class A Shares (9.34%).


Hibernia Louisiana Municipal Income Fund  (Class B Shares)


     Donaldson Lufkin Jenrette, Securities Corporation Inc., Jersey City, New Jersey, owned approximately 66,646 Class B Shares (21.39%)


Hibernia Mid Cap Equity Fund (Class A Shares)


     HIBFUND,  Marshall  &  Ilsley  Trust  Co.,  Milwaukee,   Wisconsin,   owned
approximately 2,433,529 Class A Shares (61.01%); Hibernia National Bank, RPO Retirement Security Plan of Hibernia Corp., New Orleans, Louisiana, owned approximately 557,373 Class A Shares (13.97%); and HIBILA, Marshall & Ilsley Trust Co., Milwaukee, Wisconsin, owned approximately 572,712 Class A Shares (14.36%).


Hibernia Mid Cap Equity Fund (Class B Shares)


     Donaldson Lufkin Jenrette, Securities Corporation Inc., Jersey City, New Jersey, owned approximately 24,471 Class B Shares (8.09%).


Hibernia Total Return Bond Fund


     HIBFUND, Marshall & Ilsley Trust Co., Milwaukee, Wisconsin, owned approximately 3,236,240 Shares (68.56%); Hibernia National Bank, RPO Retirement Security Plan of Hibernia., New Orleans, Louisiana, owned approximately 698,344 Shares (14.79%); and HIBSPEC, Marshall Ilsley Trust Co., Milwaukee, Wisconsin, owned approximately 489,058 Shares (10.36%).


Hibernia U.S. Government Income Fund


     HIBILA, Marshall & Ilsley Trust Co., Milwaukee, Wisconsin, owned approximately 2,922,098 Shares (35.22%); HIBSPEC, Marshall & Ilsley Trust Co., Milwaukee, Wisconsin, owned approximately 2,474,435 Shares (29.82%); HIBFUND, Marshall & Ilsley Trust Co., Milwaukee, Wisconsin, owned approximately 1,851,526 Shares (22.32%).


Hibernia Cash Reserve Fund (Class A Shares)


     HIBSPEC, Marshall & Ilsley Trust Co., Milwaukee, Wisconsin, owned approximately 136,635,296 Class A Shares (66.68%); and Hibernia National Bank, RPO Retirement Security Plan of Hibernia, New Orleans, Louisiana, owned approximately 24,963,741 Class A Shares (12.18%).


Hibernia Cash Reserve Fund (Class B Shares)


Donaldson Lufkin Jenrette, Securities Corporation Inc., Jersey City, New Jersey, owned approximately 278,390 Class B Shares (35.96%).


Hibernia U.S. Treasury Money Market Fund


     HIBSPEC,   Marshall  &  Ilsley  Trust  Co.,  Milwaukee   Wisconsin,   owned
approximately 124,352,330 Shares (69.91%).


        Shareholders owning 25% or more outstanding shares of a Fund may be in control and be able to effect the outcome of certain matters presented for a vote of shareholders.

                   OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

     The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Hibernia Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, so that they are received within a reasonable time before any such meeting.

     No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.


--------------------------------------------------------------------------------
SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE
UNITED                                                                   STATES.
--------------------------------------------------------------------------------

                                              By Order of the Board of Trustees,



                                                              Timothy S. Johnson
                                                                       Secretary

January 3, 2003








                                       HIBERNIA FUNDS

Investment Adviser

HIBERNIA ASSET MANAGEMENT
(a division of Hibernia National Bank)
Attention: Hibernia Funds
P.O. Box 61540
New Orleans, Louisiana 70161

Distributor

EDGEWOOD SERVICES, INC.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

Administrator

FEDERATED SERVICES COMPANY

Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779


















Cusip 428661102
Cusip 428661201
Cusip 428661508
Cusip 428661862
Cusip 428661607
Cusip 428661706
Cusip 428661805
Cusip 428661888
Cusip 428661300
Cusip 428661409
Cusip 428661870


28110 (01/03)


     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of HIBERNIA CAPITAL APPRECIATION FUND (the "FUND"), A PORTFOLIO OF HIBERNIA FUNDS (the "TRUST"), hereby appoint Timothy S. Johnson, Gregory P. Dulski, Maureen Ferguson, Susan K. Maroni, and Heather A. Eastgate, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on March 7, 2003, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, 15237-7010, at 2:00 p.m. and at any adjournment thereof.

     The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF HIBERNIA FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

     By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                        FOR                     [   ]

Proposal To elect Joe N. Averett, Jr., Teri G. Fontenot and Ernest E. Howard III as Trustees of the Trust

                        FOR                     [   ]
                        WITHHOLD AUTHORITY
                        TO VOTE                 [   ]
                        VOTE FOR ALL
                        EXCEPT                  [   ]


     If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of the nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

                                          YOUR VOTE IS IMPORTANT
                                          Please complete, sign and return
                                          this card as soon as possible.



                                          Dated


                                          Signature


                                          Signature (Joint Owners)


     Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

     KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of HIBERNIA LOUISIANA MUNICIPAL INCOME FUND (the "FUND"), A PORTFOLIO OF HIBERNIA FUNDS (the "TRUST"), hereby appoint Timothy S. Johnson, Gregory P. Dulski, Maureen Ferguson, Susan K. Maroni, and Heather A. Eastgate, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on March 7, 2003, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, 15237-7010, at 2:00 p.m. and at any adjournment thereof.

     The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF HIBERNIA FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

     By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                        FOR                     [   ]

     Proposal To elect Joe N. Averett, Jr., Teri G. Fontenot and Ernest E. Howard III as Trustees of the Trust

                        FOR                     [   ]
                        WITHHOLD AUTHORITY
                        TO VOTE                 [   ]
                        VOTE FOR ALL
                        EXCEPT                  [   ]


               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of the nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

                                          YOUR VOTE IS IMPORTANT
                                          Please complete, sign and return
                                          this card as soon as possible.



                                          Dated


                                          Signature


                                          Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of HIBERNIA MID CAP EQUITY FUND (the "FUND"), A PORTFOLIO OF HIBERNIA FUNDS (the "TRUST"), hereby appoint Timothy S. Johnson, Gregory P. Dulski, Maureen Ferguson, Susan K. Maroni, and Heather A. Eastgate, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on March 7, 2003, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, 15237-7010, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF HIBERNIA FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                        FOR                     [   ]

Proposal To elect Joe N. Averett, Jr., Teri G. Fontenot and Ernest E. Howard III as Trustees of the Trust

                        FOR                     [   ]
                        WITHHOLD AUTHORITY
                        TO VOTE                 [   ]
                        VOTE FOR ALL
                        EXCEPT                  [   ]


               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of the nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

                                          YOUR VOTE IS IMPORTANT
                                          Please complete, sign and return
                                          this card as soon as possible.



                                          Dated


                                          Signature


                                          Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of HIBERNIA TOTAL RETURN BOND FUND (the "FUND"), A PORTFOLIO OF HIBERNIA FUNDS (the "TRUST"), hereby appoint Timothy S. Johnson, Gregory P. Dulski, Maureen Ferguson, Susan K. Maroni, and Heather A. Eastgate, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on March 7, 2003, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, 15237-7010, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF HIBERNIA FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                        FOR                     [   ]

Proposal To elect Joe N. Averett, Jr., Teri G. Fontenot and Ernest E. Howard III as Trustees of the Trust

                        FOR                     [   ]
                        WITHHOLD AUTHORITY
                        TO VOTE                 [   ]
                        VOTE FOR ALL
                        EXCEPT                  [   ]


               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of the nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

                                          YOUR VOTE IS IMPORTANT
                                          Please complete, sign and return
                                          this card as soon as possible.



                                          Dated


                                          Signature


                                          Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of HIBERNIA U.S. GOVERNMENT INCOME FUND (the "FUND"), A PORTFOLIO OF HIBERNIA FUNDS (the "TRUST"), hereby appoint Timothy S. Johnson, Gregory P. Dulski, Maureen Ferguson, Susan K. Maroni, and Heather A. Eastgate, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on March 7, 2003, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, 15237-7010, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF HIBERNIA FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                        FOR               [   ]

Proposal To elect Joe N. Averett, Jr., Teri G. Fontenot and Ernest E. Howard III as Trustees of the Trust

                        FOR                     [   ]
                        WITHHOLD AUTHORITY
                        TO VOTE                 [   ]
                        VOTE FOR ALL
                        EXCEPT                  [   ]


               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of the nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

                                          YOUR VOTE IS IMPORTANT
                                          Please complete, sign and return
                                          this card as soon as possible.



                                          Dated


                                          Signature


                                          Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of HIBERNIA CASH RESERVE FUND (the "FUND"), A PORTFOLIO OF HIBERNIA FUNDS (the "TRUST"), hereby appoint Timothy S. Johnson, Gregory P. Dulski, Maureen Ferguson, Susan K. Maroni, and Heather A. Eastgate, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on March 7, 2003, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, 15237-7010, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF HIBERNIA FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                        FOR                     [   ]

Proposal To elect Joe N. Averett, Jr., Teri G. Fontenot and Ernest E. Howard III as Trustees of the Trust

                        FOR                     [   ]
                        WITHHOLD AUTHORITY
                        TO VOTE                 [   ]
                        VOTE FOR ALL
                        EXCEPT                  [   ]

               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of the nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

                                          YOUR VOTE IS IMPORTANT
                                          Please complete, sign and return
                                          this card as soon as possible.



                                          Dated


                                          Signature


                                          Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of HIBERNIA U.S. TREASURY MONEY MARKET FUND (the "FUND"), A PORTFOLIO OF HIBERNIA FUNDS (the "TRUST"), hereby appoint Timothy S. Johnson, Gregory P. Dulski, Maureen Ferguson, Susan K. Maroni, and Heather A. Eastgate, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on March 7, 2003, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, 15237-7010, at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF HIBERNIA FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                        FOR                     [   ]

Proposal To elect Joe N. Averett, Jr., Teri G. Fontenot and Ernest E. Howard III as Trustees of the Trust

                        FOR                     [   ]
                        WITHHOLD AUTHORITY
                        TO VOTE                 [   ]
                        VOTE FOR ALL
                        EXCEPT                  [   ]


               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of the nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

                                          YOUR VOTE IS IMPORTANT
                                          Please complete, sign and return
                                          this card as soon as possible.



                                          Dated


                                          Signature


                                          Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.